UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 21, 2023

BMO 2023-C6 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001987419)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

KeyBank National Association

(Central Index Key number: 0001089877)

Argentic Real Estate Finance 2 LLC

(Central Index Key number: 0001624053)

Wells Fargo Bank, National Association

(Central Index Key number: 0000740906)

UBS AG

(Central Index Key number: 0001685185)

LMF Commercial, LLC

(Central Index Key number: 0001592182)

Zions Bancorporation, N.A.

(Central Index Key number: 0000109380)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

German American Capital Corporation

(Central Index Key number: 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-07	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code        (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 30, 2023 (the “Closing Date”), BMO 2023-C6 Mortgage Trust (the “Issuing Entity”) issued the BMO 2023-C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C6, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2023 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated August 30, 2023 and filed with the Securities and Exchange Commission (the “Commission”) under Commission File Number 333-255934-07 (the “August 30, 2023 Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, (a) the Whole Loan (the “Fashion Valley Mall Whole Loan”) relating to the Mortgage Loan (the “Fashion Valley Mall Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Fashion Valley Mall was required to be serviced and administered pursuant to the BBCMS 2023-C20 PSA, which is the servicing agreement for the BBCMS 2023-C20 securitization trust (into which a Companion Loan with respect to the Fashion Valley Mall Whole Loan was deposited) and (b) the Whole Loan (the “CX – 250 Water Street Whole Loan”) relating to the Mortgage Loan (the “CX – 250 Water Street Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as CX – 250 Water Street was required to be serviced and administered pursuant to the BANK 2023-BNK45 PSA, which is the servicing agreement for the BANK 2023-BNK45 securitization trust (into which a Companion Loan with respect to the CX – 250 Water Street Whole Loan was deposited) . The BBCMS 2023-C20 PSA and the BANK 2023-BNK45 PSA were filed as Exhibit 4.2 and Exhibit 4.3, respectively, to the August 30, 2023 Form 8-K.

On December 21, 2023, the Controlling Pari Passu Companion Loan with respect to the Fashion Valley Mall Whole Loan was contributed to the commercial mortgage securitization transaction (the “Benchmark 2023-B40 Securitization”) involving the issuance of the Benchmark 2023-B40 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B40 (the “Benchmark 2023-B40 Certificates”). Upon the issuance of the Benchmark 2023-B40 Certificates, the servicing and administration of the Fashion Valley Mall Whole Loan are required to be transferred from the BBCMS 2023-C20 PSA to the pooling and servicing agreement governing the issuance of the Benchmark 2023-B40 Certificates, dated as of December 1, 2023 (the “Benchmark 2023-B40 PSA”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Benchmark 2023-B40 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Benchmark 2023-B40 PSA, in the form most recently filed with the Commission by or on behalf of the Benchmark 2023-B40 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the Benchmark 2023-B40 PSA applicable to the servicing of the Fashion Valley Mall Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on August 30, 2023 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-07, but will differ in certain respects as described below and, treating the Benchmark 2023-B40 PSA as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the Fashion Valley Mall Whole Loan becoming a specially serviced loan under the Benchmark 2023-B40 PSA, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Fashion Valley Mall Whole Loan accruing at a rate equal to the greater of a per annum rate of 0.25% and the per annum rate that would result in a special servicing fee for the related month of $5,000.
•	In connection with a workout of the Fashion Valley Mall Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1% of each collection (other than penalty charges) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected Fashion Valley Mall Whole Loan for so long as it remains a corrected Whole Loan, subject to a maximum workout fee of $1,000,000, and further subject to a minimum workout fee of $25,000, in the aggregate with respect to any particular workout of the Fashion Valley Mall Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1% of the related payment or proceeds (exclusive of default interest) received in connection with the liquidation of the Fashion Valley Mall Whole Loan or related REO Property, subject to a maximum liquidation fee of $1,000,000, and further subject to a minimum liquidation fee of $25,000, in the aggregate for the Fashion Valley Mall Whole Loan.
•	The Mortgaged Property relating to the Fashion Valley Mall Whole Loan will be subject to inspection (A) at least once every 12 months (commencing in 2025) if the stated principal balance of the related Pari Passu Companion Loan contributed to the Benchmark 2023-B40 Securitization has a stated principal balance of $2,000,000 or more or (b) at least once every 24 months (commencing in 2025) if the stated principal balance of the related Pari Passu Companion Loan contributed to the Benchmark 2023-B40 Securitization has a stated principal balance of less than $2,000,000, in a manner substantially similar to that under the Pooling and Servicing Agreement.

On December 21, 2023, the Controlling Pari Passu Companion Loan with respect to the CX – 250 Water Street Whole Loan was contributed to the commercial mortgage securitization transaction (the “MSWF 2023-2 Securitization”) involving the issuance of the MSWF Commercial Mortgage Trust 2023-2, Commercial Mortgage Pass-Through Certificates, Series 2023-2 (the “MSWF 2023-2 Certificates”). Upon the issuance of the MSWF 2023-2 Certificates, the servicing and administration of the CX – 250 Water Street Whole Loan are required to be transferred from the BANK 2023-BNK45 PSA to the pooling and servicing agreement governing the issuance of the MSWF 2023-2 Certificates, dated as of December 1, 2023 (the “MSWF 2023-2 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “MSWF 2023-2 Depositor”), Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The MSWF 2023-2 PSA, in the form most recently filed with the Commission by or on behalf of the MSWF 2023-2 Depositor, is attached hereto as Exhibit 4.2.

The servicing terms of the MSWF 2023-2 PSA applicable to the servicing of the CX – 250 Water Street Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the

“Prospectus”) with respect to the Issuing Entity filed on August 30, 2023 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-07, but will differ in certain respects as described below and, treating the MSWF 2023-2 PSA as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the CX – 250 Water Street Whole Loan becoming a specially serviced loan under the MSWF 2023-2 PSA, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the CX – 250 Water Street Whole Loan accruing at a rate equal to the greater of a per annum rate of 0.25% and the per annum rate that would result in a special servicing fee for the related month of $3,500.
•	In connection with a workout of the CX – 250 Water Street Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 0.50% of each collection (other than penalty charges and excess interest) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected CX – 250 Water Street Whole Loan for so long as it remains a corrected Whole Loan, subject to a minimum workout fee of $25,000 in the aggregate with respect to any particular workout of the CX – 250 Water Street Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 0.50% of the related payment or proceeds received in connection with the liquidation of the CX – 250 Water Street Whole Loan or related REO Property, subject to a minimum liquidation fee of $25,000 in the aggregate for the CX – 250 Water Street Whole Loan.
•	The Mortgaged Property relating to the CX – 250 Water Street Whole Loan will be subject to inspection (A) at least once every 12 months (commencing in 2025) if the stated principal balance of the related Pari Passu Companion Loan contributed to the MSWF 2023-2 Securitization has a stated principal balance of $2,000,000 or more or (b) at least once every 24 months (commencing in 2025) if the stated principal balance of the related Pari Passu Companion Loan contributed to the MSWF 2023-2 Securitization has a stated principal balance of less than $2,000,000, in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Benchmark 2023-B40 PSA
Exhibit 4.2	MSWF 2023-2 PSA

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2023	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2023-C6 – Form 8-K